Exhibit 99.1

Goldrich Mining Raises US$1.2 Million

SPOKANE, WA – June 23, 2015 -Goldrich Mining Company (OTCQB -GRMC) (“Goldrich”or the “Company”) is pleased to announce the Company has raised gross proceeds of US$1.2million through the sale of 12% of the cash flows Goldrich receives in the future from its interest in Goldrich NyacAU Placer, LLC (“GNP”) to Chandalar Gold, LLC (“CGL”), a non-related entity.Goldrich will retain its ownership of its 50% interest in GNP but, after the transaction, subject tothe terms of the GNP operating agreement, Goldrich will effectively receive approximately 44%and CGL will receive 6% (12% of Goldrich’s 50% of GNP = 6%) of any cash distributions produced by GNP.

GNP is a 50/50 joint-venture formed between Goldrich and NyacAU LLC (“NyacAU”) to mine thevarious placer deposits that occur throughout the Company’s 23,000 acre Chandalar land package (“Chandalar”) in central Alaska. Commercial production of the Little Squaw placer deposit is on track to commence this year (see press release dated March 18, 2015).

According to the GNP operating agreement, on at least an annual basis, GNP shall allocate anddistribute all revenue (whether in cash or as gold) generated from GNP’s placer operation in the following order:

1

Current year operating expenses,

2

Members’ distribution of 20% (10% to Goldrich and 10% to NyacAU) provided that, forso long as the loan (LOC2) to GNP from NyacAU for the purchase of a royalty is not paidin full, GNP shall retain 100% of Goldrich’s distribution to apply against the loan,

3

After payment of operating expenses and the member’s distribution of 20%, GNP willapply any remaining revenue to reduce the remaining balance of the loan from NyacAUto GNP for the development of the mine (LOC1),

4

Reserves for future operating expenses and capital needs, not to exceed $3,000,000 inany year, and

5

Member distributions of any remaining gold production on a 50:50 basis to each ofNyacAu and Goldrich provided that, for so long as LOC2 is not paid in full, GNP shall retain 100% of Goldrich’s distribution to apply against the loan.

As part of the purchase, CGL also received 2,250,000 5-year warrants and an option to acquirean additional 10% of the cash flows Goldrich receives from its interest in GNP. Each warrant is exercisable to purchase one additional share of common stock of the Company at $0.07, for a period of five years.

The option must be exercised before July 1, 2016 to purchase an additional 10% of Goldrich’sfuture cash flow in consideration of a one-time cash payment of US$1.3 million. Subsequent tothe exercise of the option and payment of all commissions, Goldrich would effectively receive,subject to the terms of the GNP operating agreement, approximately 38.5% and CGL would receive 11% (22% of Goldrich’s 50% of GNP = 11%) of any cash distributions produced by GNP.

GVC Capital LLC (“GVC”) of Greenwood Village, Colorado acted as lead placement agent forthe Offering and received a commission equal to 5% of gross proceeds raised, was granted aperpetual undivided 0.5% interest in distributions paid out by GNP to Goldrich, and was issued 1.2 million Warrants (“Warrants”) (5% Warrant coverage), each Warrant exercisable into one common share of the Company for a period of five (5) years at a price of $0.05 per share.

Should CGL exercise its option, the same fee structure would apply as above, including an additional 0.5% interest in distributions paid out by GNP to Goldrich.

Proceeds from the Offering will be used for general working capital purposes and reclamation atChandalar.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any ofthe securities described herein. None of the securities described herein have been or will be registered under the Securities Act or any applicable securities laws of any state of the UnitedStates and may not be offered or sold absent such registration or an available exemptiontherefrom. The securities were issued to qualified investors pursuant to exemptions from suchregistration requirements. The warrants may not be exercised except pursuant to exemptionsunder the Securities Act and any applicable securities laws of any state of the United States.

About Goldrich Mining

Goldrich Mining (OTCQB: GRMC) is a U.S. based resource company focused on exploring theChandalar gold district in Alaska. Goldrich controls a 100% owned land package that covers over 22,000 acres of prospective targets and historic mines. The Company is buildingshareholder value by monetizing placer assets, generating non-dilutive funds, and working towards building a gold mine at Chandalar.

For additional information regarding Goldrich Mining Company or this news release, contact President and CEO Mr. William Schara via telephone at (509) 768-4468.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements concern use of proceeds and potential exercise of the warrants. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.

Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might”, “should” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

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risks related to our ability to continue as a going concern being in doubt;

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risks related to our history of losses;

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risks related to our outstanding gold forward sales contracts and notes;

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risks related to need to raise additional capital to fund our exploration and, if warranted, development and production programs;

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risks related to our property not having any proven or probable reserves

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risk related to our limited history of commercial production;

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risk related to operating a mine

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risk related to accurately forecasting production

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risks related to our dependence on a single property – the Chandalar property;

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risks related to climate and location restricting our exploration and, if warranted, development and production activities;

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risks related to our mineralization estimates being based on limited drilling data;

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risks related to our exploration activities not being commercially successful;

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risks related to actual capital costs, production or economic return being different than projected;

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risk related to our joint venture arrangements;

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risks related to mineral exploration;

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risks related to increased costs;

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risks related to a shortage of equipment and supplies;

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risk related to fluctuations in gold prices;

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risks related to title to our properties being defective;

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risks related to title to our properties being subject to claims;

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risks related to estimates of mineralized material;

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risks related to government regulation;

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risks related to environmental laws and regulation;

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risks related to land reclamation requirements;

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risks related to future legislation regarding mining laws;

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risks related to future legislation regarding climate change;

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risks related to our lack of insurance coverage for all risks;

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risks related to competition in the mining industry;

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risks related to our dependence on key personnel;

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risks related to our executive offices not dedicating 100% of their time to our company;

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risks related to potential conflicts of interest with our directors and executive officers;

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risks related to market conditions; and

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risks related to our shares of common stock.

This list is not exhaustive of the factors that may affect our forward-looking statements. Some of the important risks and uncertainties that could affect forward-looking statements are discussed in the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated or expected. We cautionreaders not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstancesafter the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law.